THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND
    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries and Cambodia. The ASEAN Group currently is composed of Brunei, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa International Capital Management (Singapore) Limited provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION
    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES
    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Singapore at (011-65) 220-1111, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter number noted above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS
    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in the Fund's shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling
(800) 426-5523 or (781) 575-2000, or by writing The Singapore Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                    May 21, 1998
DEAR SHAREHOLDERS,

    We are pleased to present the Semi-Annual Report of The Singapore Fund, Inc. (the "Fund") for the six months ended April 30, 1998.

STOCK MARKET REVIEW

    The Asian financial crisis appeared to reach its zenith in the middle of January 1998 and subsequently recovered. At the height of the meltdown, the Indonesian Rupiah had fallen by 80% in a matter of twelve weeks and the Jakarta Composite Index had fallen by a staggering 81% over the same period. This collapse in confidence in the Indonesian currency occurred as a direct result of the Indonesian government's resistance towards the IMF assistance program. In the immediate aftermath of the decoupling of the Thai Baht peg to the US Dollar, Indonesia had been praised by the IMF for its good policy response in the face of the regional currency crisis. However, it soon became clear that President Suharto had a separate domestic agenda which would hinder the wholesale adoption of the tough IMF measures. The other regional currencies suffered from the contagion effect and were also heavily sold down. In general, the regional currency adjustments reflected underlying problems of a heavy reliance on foreign short-term flows to service current account deficits, and inadequate bank supervision resulting in excessive credit growth and over-investment in the property sector. The hysteria and subsequent collapse of investor confidence fueled the crisis, exacerbating the fall in the markets. These factors peculiar to Asia could not be mitigated by a favorable US interest rate environment.

    For the Singapore stock market, the selling was also very drastic, despite the fact that Singapore has one of the highest national savings rates in the world and little reliance on foreign debt or equity funding. The fact that Singapore is so small and so close to both Indonesia and Malaysia left Singapore exposed to the intensity of the regional currency meltdown. An overheated residential property market with a large supply overhang worsened matters. With the pressure on the currency, three-month interbank rates rose to a high of 16% in January 1998 before settling back to between 8 to 9% by the end of January, still much higher than the usual 3.8 to 4.0% range before this regional currency crisis started in June 1997. Prime lending rates followed suit, with the local banks raising the rates by 150 basis points to 7.5%. From the end of October 1997, the Singapore Dollar weakened by 8.2% against the US Dollar but actually strengthened against its ASEAN neighbors' currencies by between 12% to 22%, and by 184% against the Indonesian Rupiah.

    With greater reliance on short-term foreign capital inflows to finance an expansionary economic policy, the other regional markets were, naturally, also badly affected. The Malaysian stock market sold down when United Engineers Malaysia announced that they had purchased a 32% stake in the parent company Renong. This was widely seen as a bailout for the major shareholders of Renong. This incident served to crystallize investors' fears that the Malaysian government would attempt to help the large Malaysian corporate stakeholders at the expense of the minority shareholders. The Thai and Filipino markets also sold down in this period.

    However, in the period from the middle of January to March 1998, markets staged a strong and largely unanticipated rebound. The key factor that changed investors from panic-selling to near panic-buying in a matter of a fortnight was Thailand. The Thai government showed a strong resolve to implement the IMF reform measures. This stood both the Thai Baht, as well as the Thai stock market, in good stead. The Thai currency, and thus the stock market, were the first to turn around. In the month of January, the Thai market as measured by the SET Index rose by 21.3% in US Dollar terms. The other ASEAN group bourses posted declines. Investor sentiment was comforted somewhat by the Thai example. Towards the end of January, the selling slowed as the currencies stabilized. More positive developments in Thailand as well as Korea and Indonesia calmed the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
markets somewhat. In Korea, the announcement of the largest ever IMF-led financial rescue package and the government's move to increase foreign shareholding limits to 55% for capital markets helped turnaround sentiment. There was also the successful negotiation for the rollover of short-term foreign debt in both Korea and Indonesia. In Thailand, the central bank announced the lifting of the two tier market for the Thai Baht. The central bank pointed out that the Baht had been relatively stable in the last two weeks January despite the volatility in the Indonesian Rupiah and the Korean Won. Currency markets stabilized and staged a rebound. This, in turn, allowed investors to calm down and realize that valuations in the equity markets were very attractive. In a number of cases, stocks were trading at substantial discounts to replacement costs. With the buying in equity markets, currencies strengthened further, which in turn improved investors' sentiment.

    The rebound was very sharp. The Malaysian market was the best performer with a 48.9% bounce in February, followed by the Thai market (+30.6%). All the other ASEAN markets also posted strong gains with the Singapore, Indonesian, and Filipino markets rising by 19.9%, 17.8%, and 24.4%, respectively. The Indonesian market actually appreciated by 52.1% by February 10th but gave up a significant portion of this rise because the government's stance towards the IMF changed significantly during the month. As the Indonesian presidential elections drew nearer, President Suharto grew increasingly hostile towards the IMF. He also announced that he had appointed economist Professor Steven Henke to study the feasibility of setting up a currency board. The IMF's criticism of such a policy brought the strong market rally in Indonesia to a halt.

    In March 1998, with the stabilization in sentiment, and thus the currencies, investors' focus returned to local issues. In Singapore, a local residential property developer launched a project at a 15% discount to prevailing market prices. This caused a flurry of interest and all of the units that were up for sale were purchased within a week. During the same week, DBS Bank surprised the market and cut its prime lending rate by 50 basis points to 7%. This caused a surge of buying in property stocks as the share prices were at a deep discount to the physical market. However, towards the end of the month, it became apparent that the Japanese economy was having serious difficulties in extricating itself from its domestic slowdown. This had a knock-on effect on the rest of Asia, and both currencies as well as the market indices declined with light volume. In Malaysia, the move to restructure the financial sector continued with Rashid Hussein Bank announcing their intention to merge with Sime Bank. However, this deal took about six weeks to finance and this caused sentiment towards the Malaysian market to soften somewhat. This was not helped by the announcement of a number of bankruptcies in Malaysia during the same period. In Indonesia, the government's stance towards the IMF predictably became more accommodating after President Suharto was elected for another 5-year term and this gave the stock market a boost. In Thailand, the market was impacted by the large scale capital raising by Thai corporates in a move to clean up their balance sheets. In the Philippines, the market was sidetracked by the intense campaigning of the presidential candidates.

    In April, the ASEAN markets retreated. Generally, there was little institutional interest in the markets and this could be seen by the very low daily volumes posted on the bourses. In Singapore, the DBS50 index declined by 5.5% in US Dollar terms. After the run-up in the property sector at the end of March, the failure of the other Big Four banks to lower their prime lending rates caused investors to turn somewhat bearish. Sentiment in Singapore was further affected by the selldown in the Malaysian stock market. Investors were realizing that the market had actually run ahead of valuations and that most stocks were forecast to post declining if not negative earnings for the next two years. Selling volumes were modest but persistent. In the Philippines, Indonesia, and Thailand, volumes were also very low. In Indonesia, the government took on a pro-IMF stance. Despite this, the market declined by 9.0% for the month, as investors were unnerved by the persistent and increasingly widespread student protest.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    It was a semi-annual period with two segments. From October 1997 to the middle of January 1998, markets were bashed down in conjunction with the currencies. However, once the currencies were allowed to stabilize, investors switched from near-panic selling to near-panic buying. This is because investors were caught with portfolios that were initially extremely underweight and were rapidly brought back to more neutral weightings. For the six months, the Singapore market, as measured by the DSB50 Index, increased marginally by 0.3% in US Dollar terms. The Thai market fell by 2.2%, while the Malaysian market fell by 15.7%. The largest casualty was the Indonesian market, which fell by 59.0%. Largely because the stock market was ignored in the face of the ongoing presidential elections, the Philippine market rose by 5.7%.

FUND PERFORMANCE

    As of April 30, 1998, the Fund's net asset value ("NAV") per share was USD
7.49. This represents a fall of 6.3% from the NAV per share of USD 7.99 at the end of October 1997. The Fund underperformed the DBS50 Index by 6.5% in USD terms. During this period, the performance of the DBS50 Index was distorted by the 8% rise by index heavy-weight Singapore Telecoms, which accounted for a massive 37.9% of the DBS50 Index. The Fund compared favorably against two other relevant indices, the Straits Times Industrial Index and MSCI Singapore Free Index, which fell by 6.5% and 9.9%, respectively.

    In the second fiscal quarter, the Fund recovered some ground from a poor first quarter despite the large cash position. The Fund held this defensive stance because of the economic turmoil in the region. However, in January, the Fund bought into the market because valuations were at distress levels. The magnitude and speed of the bounce in the stock markets at the beginning of February was in the Fund management's opinion too optimistic and the Fund actively pared down its weightings as stock markets appreciated. Since markets have been gradually retreating in the months of March and April on very thin volumes, the Fund has been slowly returning its portfolio weightings to a more neutral position.

    The Fund ended the period with a high cash and equivalents position of 49.3% of its net assets.

ECONOMIC PERFORMANCE

    In the first quarter of 1998, GDP growth slowed to 5.6% from 7.6% in the fourth quarter of 1998. The Ministry of Trade and Industry is still sticking with its full year forecast of 2.5-4.5% GDP growth for 1998. However, consensus estimates by private sector economists are below the official forecast at 2%. The ministry has stated that this full year forecast assumes no major worsening in the external climate. The breakdown of the GDP figure in the first quarter of 1998 is shown below:

                 SECTOR                    1Q98     1Q97
----------------------------------------  ------   ------
Manufacturing...........................    6.1%     -5.3%
Finance & Business Services.............    6.3      10.6
Commerce................................    1.2       2.9
Transport & Communication...............    6.1       8.1
Construction............................   10.8       9.5
Overall.................................    5.6       4.2

    With first quarter GDP growth of 5.6% and a full year forecast of between
2.5 to 4.5%, the Ministry of Trade and Industry is implying that GDP growth for the remaining three quarters of the year will slow to between 1.5 to 4.0%. The economy has slowed down from the 7.6% GDP growth posted in the fourth quarter of 1997 and from the full year 1997 GDP growth number of 7.8%. The ministry has indicated that this quarter-on-quarter

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
moderation was anticipated and that they expect the economy to slow further in the second and third quarters of 1998. This would naturally occur as the impact of the regional problems filters through to the Singapore economy.

    In particular, hub services, such as transport and financial activities, that are highly exposed to regional demand are expected to slow further. The commerce segment represented by sectors such as retail trade, hotels, and restaurants will similarly be hit by the decline in visitor arrivals and weaker consumer sentiment. In these sectors, businesses surveyed about the business outlook for the six months to September 1998 were very bearish.

    However, the Ministry of Trade and Industry expects three sectors to better weather the regional economic slowdown. The manufacturing sector is expected to be boosted by strong growth in the US and Europe. The construction sector is also expected to do relatively better, benefiting from the substantial number of public sector projects that have been awarded in the last two years. Projects like the North-East Mass Rapid Transit line, Terminal 3 at Changi International Airport, and the new exposition centre in Changi would all help support the construction sector. Lastly, deregulation in the telecommunications sector and the subsequent competition between the incumbent and the new entrant has proven to be extremely good for business, with penetration rates for mobile phone users having nearly doubled in the last year to slightly over 24%.

    For the remainder of 1998, prospects are mixed. The problems in Indonesia as noted above are potentially very destructive. Singapore is too small and too close to Indonesia both geographically as well as economically to be immune from any Indonesian political or social unrest. Even if the situation in Indonesia were to calm, the regional economies are expected to slow as a result of the financial turmoil. However, the industrialized economies are expected to post healthy growth, with the exception of Japan.

MARKET OUTLOOK AND STRATEGY

    The Fund's management continues to expect the Asian markets to trade in a range over the next few months. Upside will be capped as the inflow of foreign capital is still fickle. Asian corporates, many of them actually insolvent, need huge amounts of capital to rebuild their balance sheets, let alone to grow. Foreign investors still await deeds to match words on the part of the Asian governments to liberalize and restructure the economy, especially the financial institutions. As governments pursue in earnest the painful exercise of weeding out the weaker institutions, worker retrenchments and debt write-offs will be larger than expected. The pain may be deemed not worth the political cost. In any case, the adjustment has only just begun. Backtracking on earlier promises is a distinct possibility. The above bearish view, however, can be moderated by the fact that further losses in Asia are also probably limited. Most investors are either underweight or unweighted in Asia. In addition, ample liquidity in the OECD economies is supportive of equity markets in general.

    On a longer-term perspective, this economic meltdown in Asia has no previous precedent. The slowdown in regional economies is less than twelve months old. For the great majority of corporates across Asia, earnings are going to be declining if not negative over the next two to three years. Governments are trying to grapple with setting appropriate fiscal, monetary and exchange rate policies, having lost a fixed nominal exchange rate anchor. Policy action is unlikely to be swift or decisive because of the fear of inflicting pain on the real economy and the electorate. Thus, the ASEAN equity markets are likely to remain weak and volatile. The Fund's management holds the view that there will be some technical rebounds but they would succumb to profit-taking. The recent extreme volatility in the Asian and international markets has shaken investors' confidence in equity markets. From a technical standpoint, markets have fallen through strong key term support levels. For confidence to

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
return and markets to make sustainable gains, economic and earnings fundamentals must reassert themselves. Looking further out, the Fund's management would seek sustained currency stability before going into a fully invested position for the portfolio.

    In this regard, the Fund's management is confident that the ASEAN economies would regain their footing. The fundamental reasons often put forward in the past to explain the Asian growth miracle are intact. Asia remains an environment where governments are pro-business, savings are high, people are hard-working and self-reliant, and economies are market-oriented. Exports remain the key economic drivers of the region. The recent falls in currency levels would in time enable Asia to regain its competitiveness and get back on the economic growth curve.

    The Fund will slowly buy back into the markets as stability returns to the banking sector and currency markets. The companies that the Fund would look to buy are those with very strong balance sheets and trading at great discounts to valuations. The Fund would utilize the portfolio's high cash holdings to slowly return to a fully invested position. The Fund has not invested, and presently does not intend to invest, in derivative securities. The Fund hedged its currency risk by holding U.S. dollar-denominated securities and cash.

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000. After analysis of these issues, the management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations. In addition, the management of the Fund has sought assurances from the Fund's service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the year 2000, and the management of the Fund will continue to monitor the situation. At this time, however, no assurances can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect to their respective operations, and consequently to the Fund, attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Mr. Tan Seng Hock was appointed as the Fund's portfolio manager in May 1996, and is responsible for the day-to-day management of the Fund's portfolio. Mr. Tan joined DBS Asset Management Ltd., of which the Fund's Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly-owned subsidiary, in November 1995 as an Investment Manager. From 1987 to 1994, Mr. Tan was Head of Investments at ANZ Investments Ltd. and Fund Manager--International and Strategy at Norwich Union Investment Management in New Zealand.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

        [SIGNATURE]                         [SIGNATURE]
SHUICHI KOMORI                              RONNIE TEO HENG HOCK
CHAIRMAN OF THE BOARD                       PRESIDENT

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS AND WARRANTS--51.88%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
SINGAPORE--51.88%
BANKS & FINANCIAL SERVICES--7.41%
 1,000,000  Hong Leong Asia Ltd.*..............  $    839,646
   900,000  United Overseas Bank Ltd.
             (Foreign)+........................     4,261,364
                                                 ------------
                                                    5,101,010
                                                 ------------
BUILDING MATERIALS--2.29%
 1,200,000  Natsteel Ltd.......................     1,575,758
                                                 ------------
COMMUNICATION--MEDIA--1.60%
   100,000  Singapore Press Holdings Ltd.......     1,104,798
                                                 ------------
CONSTRUCTION ENGINEERING--2.28%
 2,922,000  Amtek Engineering Ltd..............     1,567,992
                                                 ------------
DIVERSIFIED--1.70%
 1,000,000  Singapore Technologies Industrial
             Corporation++.....................     1,167,929
                                                 ------------
ELECTRICAL PRODUCTS & COMPUTERS--0.82%
   368,000  Clipsal Industries Holdings Ltd....       529,920
    74,000  Clipsal Industries Holdings Ltd.
             Warrants 1998(1)*.................        33,300
                                                 ------------
                                                      563,220
                                                 ------------
FOOD, BEVERAGE, TOBACCO--5.10%
   900,000  Cerebos Pacific Ltd................     1,863,636
   368,000  Fraser & Neave Ltd.................     1,649,495
                                                 ------------
                                                    3,513,131
                                                 ------------
HOTELS--0.95%
 1,250,000  Hotel Properties Ltd...............       654,987
                                                 ------------

-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
INDUSTRIAL--5.13%
 2,369,000  CSA Holdings Ltd...................  $  1,091,774
 1,850,000  Lung Kee Metal Holdings Ltd........     1,868,500
   700,000  Wing Tai Holdings Ltd.*............       570,076
                                                 ------------
                                                    3,530,350
                                                 ------------
MACHINERY--0.65%
   152,000  Keppel Fels Ltd....................       447,172
                                                 ------------
PROPERTY DEVELOPMENT--9.32%
   300,000  City Developments Ltd..............     1,297,349
 1,970,000  Keppel Land Ltd.++.................     2,338,131
   150,000  Keppel Land Ltd. Warrants
             2000++(2).........................        34,564
 1,062,000  Singapore Land Ltd.................     2,748,864
                                                 ------------
                                                    6,418,908
                                                 ------------
RETAIL--2.04%
 3,613,500  Courts (Singapore) Ltd.............     1,402,969
                                                 ------------
SHIPYARDS--5.91%
 1,512,500  Keppel Corporation Ltd.*++.........     4,067,708
                                                 ------------
TELECOMMUNICATIONS--5.48%
 1,500,000  Singapore Telecommunications
             Ltd.++............................     2,575,758
 2,700,000  Thakral Corporation Ltd............     1,201,500
                                                 ------------
                                                    3,777,258
                                                 ------------
TRANSPORTATION--MARINE--1.20%
   845,000  Osprey Maritime Ltd................       448,106

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS AND WARRANTS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
TRANSPORTATION--MARINE (CONCLUDED)
   350,000  Sembawang Marine & Logistics
             Ltd.++............................  $    377,841
                                                 ------------
                                                      825,947
                                                 ------------
Total Common Stocks and Warrants
  (Cost--$56,635,754)..........................    35,719,137
                                                 ------------

-------------------------------------------
TIME DEPOSITS--48.79%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR--45.36%
       107  Bank of New York, 3.60% due
             5/01/98...........................       107,023
    31,127  Citibank, Singapore, 4.75% due
             05/01/98..........................    31,127,033
                                                 ------------
Total U.S. Dollar Time Deposits................    31,234,056
                                                 ------------

TIME DEPOSITS (CONCLUDED)
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
SINGAPORE DOLLAR--3.43%
     3,740  Citibank, Singapore, 4.25% due
             05/01/98..........................     2,360,815
                                                 ------------
Total Time Deposits
  (Cost--$33,582,282)..........................    33,594,871
                                                 ------------
Total Investments--100.67%
  (Cost--$90,218,036)..........................    69,314,008
Liabilities in excess of other assets--
  (0.67)%......................................     (464,062)
                                                 ------------
NET ASSETS (Applicable to 9,195,287 shares of
  capital stock outstanding; equivalent to
  $7.49 per share)--100.00%....................  $ 68,849,946
                                                 ------------
                                                 ------------

------------------------

   *  Non-income producing securities.
   + Foreign shares of the above issue are those held by non-Singapore residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents of Singapore).
  ++  Deemed to be an affiliated issuer.
 (1)  Each warrant entitles holders to buy one share of Common Stock for SGD
      2.03
 (2)  Each warrant entitles holders to buy one share of Common Stock for SGD
      3.00.

See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Property Development*..............     9.32%
Banks & Financial Services.........     7.41
Shipyards..........................     5.91
Telecommunications.................     5.48
Industrial.........................     5.13
Food, Beverage, Tobacco............     5.10
Building Materials.................     2.29
Construction Engineering...........     2.28
Retail.............................     2.04
Diversified........................     1.70
------------------------
* Includes value of warrants.

TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
United Overseas Bank Ltd.
(Foreign)..........................     6.19%
Keppel Corporation Ltd.............     5.91
Singapore Land Ltd.................     3.99
Singapore Telecommunications
Ltd................................     3.74
Keppel Land Ltd....................     3.40
Lung Kee Metal Holdings Ltd........     2.71
Cerebos Pacific Ltd................     2.71
Fraser & Neave Ltd.................     2.39
Natsteel Ltd.......................     2.29
Amtek Engineering Ltd..............     2.28

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities
     (cost--$78,220,471).....................    $ 61,327,834
    Affiliated securities
     (cost--$11,997,565).....................       7,986,174     $  69,314,008
                                                 ------------
  Cash denominated in foreign currency
   (cost--$362,339)..........................                           349,815
  Receivable for securities sold.............                           159,410
  Interest and dividends receivable..........                           147,156
  Prepaid expenses...........................                            21,415
                                                                  -------------
    Total assets.............................                        69,991,804
                                                                  -------------
LIABILITIES
  Payable for securities purchased...........                           747,471
  Payable to investment manager..............                           124,176
  Payable to investment adviser..............                            49,280
  Payable to administrator...................                            11,575
  Accrued expenses and other liabilities.....                           209,356
                                                                  -------------
    Total liabilities........................                         1,141,858
                                                                  -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,195,287 shares issued and outstanding...                            91,953
  Paid-in capital in excess of par value.....                       107,816,972
  Undistributed net investment income........                           475,539
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................                       (18,617,524)
  Net unrealized depreciation on investments
   and other assets and
   liabilities denominated in foreign
   currency..................................                       (20,916,994)
                                                                  -------------
    Net assets applicable to shares
     outstanding.............................                     $  68,849,946
                                                                  -------------
                                                                  -------------
        NET ASSET VALUE PER SHARE............                     $        7.49
                                                                  -------------
                                                                  -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of--$39,838)..........    $     351,484
    Affiliated securities....................         --           $     351,484
                                                 -------------
  Interest...................................                            847,114
                                                                   -------------
    Total investment income..................                          1,198,598
                                                                   -------------
EXPENSES:
  Investment management fee..................                            261,088
  Investment advisory fee....................                            129,053
  Administration fee.........................                             74,075
  Custodian fees and expenses................                             56,288
  Legal fees and expenses....................                             52,070
  Osaka Securities Exchange fees and
   expenses..................................                             35,034
  Audit and tax services.....................                             30,895
  Reports and notices to shareholders........                             29,776
  Insurance expense..........................                             18,256
  Directors' fees and expenses...............                             15,969
  Transfer agency fee and expenses...........                             10,413
  Other......................................                             10,142
                                                                   -------------
    Total expenses...........................                            723,059
                                                                   -------------
NET INVESTMENT INCOME........................                            475,539
                                                                   -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains (losses) on investments:
    Unaffiliated securities..................      (10,092,581)
    Affiliated securities....................           25,607       (10,066,974)
                                                 -------------
  Net realized foreign currency transaction
   gains.....................................                            248,526
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                          4,495,492
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments, cash and other
   assets and liabilities denominated in
   foreign currency..........................                            245,957
                                                                   -------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................                         (5,076,999)
                                                                   -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                      $  (4,601,460)
                                                                   -------------
                                                                   -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                    MONTHS
                                                     ENDED         FOR THE YEAR
                                                   APRIL 30,           ENDED
                                                     1998           OCTOBER 31,
                                                  (UNAUDITED)          1997
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $     475,539     $    (326,059)
  Net realized gain (loss) on:
    Investments..............................      (10,066,974)       (8,799,076)
    Foreign currency transactions............          248,526        (2,016,662)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........        4,495,492       (27,448,111)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          245,957          (204,090)
                                                 -------------     -------------
  Net decrease in net assets resulting from
   operations................................       (4,601,460)      (38,793,998)
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............         --              (3,481,087)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................         --                 121,735
                                                 -------------     -------------
  Net decrease in net assets.................       (4,601,460)      (42,153,350)
NET ASSETS:
  Beginning of period........................       73,451,406       115,604,756
                                                 -------------     -------------
  End of period (including undistributed net
   investment income of $475,539 and $0,
   respectively).............................    $  68,849,946     $  73,451,406
                                                 -------------     -------------
                                                 -------------     -------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the six months ended April 30, 1998, the Fund was subject to withholding tax, ranging from 26% to 30%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may not be recorded on the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions after such date. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISOR

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Fund. During the six months ended April 30, 1998, no such expenses were paid to the Manager. During the six months ended April 30, 1998, brokerage commissions of $90,365 were paid by the Fund to DBS Securities (Singapore), an affiliate of the Manager, in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa International Capital Management (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 1998, no such expenses were paid to the Adviser. During the six months ended April 30, 1998, brokerage commissions of $76,811 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. However, for the six months ended April 30, 1998, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended April 30, 1998, DSTC earned $8,671 and DBS Bank earned $11,860 from the Fund for their respective custodial services.

    At April 30, 1998, the Fund owed to DSTC $11,575 and $22,771 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totalling $19,038.

    During the six months ended April 30, 1998, the Fund paid or accrued $49,590 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    The aggregate cost of investments at April 30, 1998 for federal income tax purposes was $57,845,130, excluding $33,582,282 of short-term investments. At April 30, 1998, the net unrealized depreciation on investments, excluding short-term securities, of $22,125,993 was composed of gross appreciation of $132,224 for those

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------
investments having an excess of value over cost, and gross depreciation of $22,258,217 for those investments having an excess of cost over value. For the six months ended April 30, 1998, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $38,457,261 and $35,944,330, respectively.

    At October 31, 1997, the Fund had a capital loss carryover of $8,799,076, which expires in the year 2005.

CONCENTRATION OF RISK

    At April 30, 1998, the Fund had approximately 49% of its net assets invested in time deposits of a first-tier U.S. financial institution located in Singapore. While there is currently no rating system for Singapore debt securities, the Fund invests only in short-term debt securities which the Manager believes to be of high quality and subject to relatively low risk of loss of principal or interest.

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 1997, 10,324 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 9,198,287 shares outstanding at April 30, 1998, Daiwa Securities America Inc., an affiliate of the Adviser and DSTC, owned 14,086 shares.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                         FOR THE
                                                           SIX
                                                          MONTHS
                                                          ENDED
                                                        APRIL 30,                   FOR THE YEARS ENDED OCTOBER 31,
                                                           1998      --------------------------------------------------------------
                                                        (UNAUDITED)     1997         1996         1995         1994         1993
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period.................       $ 7.99      $ 12.59      $ 13.42      $ 18.49      $ 17.23      $ 10.38
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net investment income (loss).........................         0.05       (0.04)       (0.07)       (0.07)       (0.01)       (0.14)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.......       (0.55)       (4.18)         0.21       (1.43)         2.66         7.32
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value resulting
 from operations.....................................       (0.50)       (4.22)         0.14       (1.50)         2.65         7.18
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Net realized gains from investments and foreign
   currency transactions.............................       --           --           (0.97)       (2.89)       (1.03)       (0.33)
Dilutive effect of rights offering...................       --           --           --           (0.64)       (0.30)       --
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Offering costs charged to paid-in capital in excess
 of par value........................................       --           --           --           (0.04)       (0.06)       --
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.......................       $ 7.49       $ 7.99      $ 12.59      $ 13.42      $ 18.49      $ 17.23
                                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Per share market value, end of period................      $ 7.375      $ 8.750     $ 12.125     $ 13.500     $ 18.000     $ 19.750
                                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment of dividends*.......      (15.71)%     (25.51)%      (3.54)%      (6.89)%      (0.19)%       99.02%
  Based on net asset value at beginning and end of
   period, assuming reinvestment of dividends*.......       (6.26)%     (34.49)%        0.76%     (10.06)%       18.39%       71.46%
Ratios and supplemental data:
  Net assets, end of period (in millions)............       $ 68.8       $ 73.5       $115.6       $122.9       $126.1       $ 87.8
  Ratios to average net assets of:
    Expenses+........................................         2.11%**       1.87%       1.85%        2.01%        1.90%        2.42%
    Net investment income (loss)+....................         1.39%**     (0.29)%     (0.48)%      (0.49)%      (0.08)%      (1.05)%
  Portfolio turnover.................................       106.37%       78.74%       62.78%       62.85%       82.12%       90.19%
  Average commission rate per share..................   $ 0.0100      $0.0204      $0.0194          N/A          N/A          N/A

--------------------------
  * For the years ended October 31, 1995 and 1994, the total investment return includes the benefit of shares resulting from the exercise of the rights.
  + Ratios for the year ended October 31, 1993 include the amortization of certain initial and non-recurring expenses totaling $32,519, related to the listing of the Fund's shares on the Osaka Securities Exchange. If such expenses had not been included, the ratios of expenses and of net investment loss to average net assets would have been 2.38% and (1.01)%, respectively.
 **  Annualized.

----------------------------------------
BOARD OF DIRECTORS
Shuichi Komori, CHAIRMAN
David G. Harmer
Ronnie Teo Heng Hock
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

Ronnie Teo Heng Hock
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa International Capital Management
(Singapore) Limited

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
--------------------------------------------
Notice is hereby given in accordance with
Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                               Semi-Annual Report
                                 April 30, 1998